EXHIBIT 10.1

EXECUTION VERSION

This AMENDMENT AGREEMENT, dated as of August 15, 2017 (this “Amendment”), is entered into by and between among  ELDORADO RESORTS, INC., a Nevada corporation (the “Borrower”) and JPMORGAN CHASE BANK, N.A. as Administrative Agent (in such capacity, the “Administrative Agent,”) in connection with the Credit Agreement, dated as of April 17, 2017, by and among EAGLE II ACQUISITION COMPANY LLC, a Delaware limited liability company (which on the Closing Date (as defined below) was succeeded by the Borrower, to continue as the Borrower on and after the Closing Date), each lender from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent (as supplemented by the Borrower Joinder Agreement dated as of May 1, 2017 (the “Closing Date”), entered into by and among the Borrower and the Administrative Agent, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, Section 12.2 of the Credit Agreement provides that any provision of the Credit Agreement or  any other Loan Document may be amended with the consent of the Borrower and the Administrative Agent to cure an obvious error or any error or omission of a technical or immaterial nature in any such provision of the Credit Agreement or any other Loan Document that is jointly identified by the Administrative Agent and the Borrower (and that any such amendment shall become effective without any further action or consent of any other party to any Loan Document);

WHEREAS, the Borrower and the Administrative Agent have jointly identified obvious errors of a technical or immaterial nature in the Credit Agreement as set forth in Section 1 hereof, and therefore desire to amend the Credit Agreement in order to cure such errors on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Amendments.

(a)The definition of “Excluded Taxes” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the words “Section 5.11(a)” with “Section 5.11.”

(b)Section 2.2(b)(iii) of the Credit Agreement is hereby amended by replacing the words “clause(a)(1)” with “clause(a)(i)” in such Section.

(c)Section 5.4(b) of the Credit Agreement is hereby amended by replacing the words “Section 5.14(b)” with “Section 5.15(a)(ii)” in such Section.

(d)Section 5.13(a) of the Credit Agreement is hereby amended by replacing the words “foregoing clause (A)” with “foregoing clause (a)” in such Section.

(e)Section 5.18(b) of the Credit Agreement is hereby amended by deleting the words “subject to Section 2.5(f),” in such Section.

(f)Section 5.19(b) of the Credit Agreement is hereby amended by replacing the words “Section 4.3(c)” with “Section 4.4(b)(viii)” in such Section.

(g)Section 7.9(c) of the Credit Agreement is hereby amended by replacing the words “Section 6.2(a)(ii)” with “Section 6.2(a)(iii)” in such Section.

(h)Section 7.15 of the Credit Agreement is hereby amended by (i) replacing the words “Section 6.2(e)(i)” with “Section 6.2(g)(i)” and (ii) replacing the words “Section 6.2(f)(iii)” with “Section 6.2(g)(ii)” in such Section.

(i)Section 9.4(g) of the Credit Agreement is hereby amended by replacing the words “Section 9.1(t)” with “Section 9.1(s)” in such Section.

(j)Section 9.7(b)(i) of the Credit Agreement is hereby amended by replacing the words “Sections 9.1, 9.3, 9.4, 9.5, 9.6 and 9.13” with “Sections 9.1, 9.3, 9.4, 9.5 and 9.6” in such Section.

(k)Section 9.10(a) of the Credit Agreement is hereby amended by replacing the words “Section 9.1(l), (n), (p), (v) or (y)” with “Section 9.1(l), (n), (p), (v) or (w)” in such Section.

(l)Section 12.10(a) of the Credit Agreement is hereby amended by replacing the words “Section 10.2” with “Section 12.2” in such Section.

Section 2.Effectiveness.  Section 1 of this Amendment shall become effective on the date that the Administrative Agent shall have received counterparts to this Amendment, duly executed by the Borrower and the Administrative Agent.  This Amendment is a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

Section 3.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when each party hereto shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Issuing Lenders, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ELDORADO RESORTS, INC., as the Borrower

By:	/s/ Gary L. Carano
	Name:	Gary L. Carano
	Title:	Chairman and Chief Executive Officer

[Signature Page to Eldorado Technical Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Mohammed Hasan
	Name:	Mohammed Hasan
	Title:	Executive Director

[Signature Page to Eldorado Technical Amendment]